Exhibit 10.8.4

EXECUTION COPY

AMENDMENT NO. 4 TO
LOAN CERTIFICATE AND SERVICING AGREEMENT

     THIS AMENDMENT NO. 4 TO LOAN CERTIFICATE AND SERVICING AGREEMENT, dated as of February 26, 2004 (this “Amendment”), is entered into by and among:

     (1) CAPITALSOURCE ACQUISITION FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”);

     (2) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“CapitalSource Finance”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”);

     (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, “VFCC”), as the purchaser (together with its successors and assigns in such capacity, the “Purchaser”);

     (4) WACHOVIA CAPITAL MARKETS, LLC, (f/k/a Wachovia Securities, Inc.), a Delaware corporation (together with its successors and assigns, “WCM”), as the agent for the Purchaser (together with its successors and assigns in such capacity, the “Purchaser Agent”) and as the agent for the Purchaser Agent (together with its successors and assigns in such capacity, the “Administrative Agent”);

     (5) WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Minnesota, National Association (“Wells Fargo”), not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”); and

     (6) WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as hedge counterparty (together with its successors and assigns in such capacity, the “Hedge Counterparty”), solely for purposes of acknowledging and agreeing to the terms and provisions hereof.

     Capitalized terms used but not defined herein are used as defined in the Agreement (defined below).

R E C I T A L S

     WHEREAS, the parties hereto entered into that certain Loan Certificate and Servicing Agreement, dated as of February 28, 2003, as amended by Amendment No. 1 to Loan Certificate and Servicing Agreement dated as of April 3, 2003, Amendment No. 2 to Loan Certificate and Servicing Agreement dated as of June 30, 2003 and Amendment No. 3 to Loan Certificate and Servicing Agreement dated as of August 27, 2003 (as further amended, supplemented, modified or restated from time to time, the “Agreement”); and

     WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

     NOW THEREFORE, based on the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

     Section 1. Amendment.

     The following definition in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

Facility Termination Date: April 27, 2004, or such later date as the Administrative Agent and the Purchaser Agent, in its sole discretion, shall notify the Seller of in writing.

     Section 2. Representations. The Seller, the Originator and the Servicer (collectively, the “CapitalSource Parties”) each (as to itself only) hereby represents and warrants as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any Applicable Law; (iii) no consent, license, permit, approval, vote, authorization, registration, filing or declaration with any Governmental Authority or any other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it; (iv) this Amendment has been duly authorized, executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) the execution and delivery of this Amendment does not diminish or reduce its obligations under the Agreement and the other Transaction Documents in any manner except as specifically set forth herein, (vii) such CapitalSource Party has no claims, counterclaims, offsets, or defenses to the Aggregate Unpaids under the Agreement and the other Transaction Documents and the performance of its obligations thereunder, or if such CapitalSource Party has any such claims, counterclaims, offsets, or defenses to the Aggregate Unpaids under the Agreement and the other Transaction Documents, the same are hereby waived, relinquished and released in consideration of the Administrative Agent’s and the Secured Parties’ execution and delivery of this Amendment, (viii) it is not in default under the Agreement; (ix) the representations and warranties of the CapitalSource Parties set forth in Sections 4.1, 4.2 and 4.3 of the Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all of the provisions of the Agreement and the other Transaction Documents, except as amended hereby, are in full force and effect, and (x) subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes an Unmatured Termination Event or a Termination Event.

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     Section 3. Liens. Each CapitalSource Party affirms the Liens and security interests created and granted by it in the Agreement and the other Transaction Documents and agrees that this Amendment shall in no manner adversely affect or impair such Liens and security interests.

     Section 4. Agreement in Full Force and Effect as Amended.

     Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth herein.

     Section 5. Conditions Precedent.

     This Amendment shall not be effective until having been duly executed by, and delivered to, the parties hereto.

     Section 6. Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     (g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION

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BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     (h) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CAPITALSOURCE ACQUISITION FUNDING LLC
By: /s/ Steven A. Museles Name: Steven A. Museles Title: Senior Vice President
CapitalSource Acquisition Funding LLC 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815 Attention: Controller Facsimile No.: (301) 841–2375 Confirmation No.: (301) 841–2731
THE ORIGINATOR AND THE SERVICER:	CAPITALSOURCE FINANCE LLC
By: /s/ Steven A. Museles Name: Steven A. Museles Title: Senior Vice President
CapitalSource Finance LLC 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815 Attention: Controller Facsimile No.: (301) 841–2375 Confirmation No.: (301) 841–2731

[Signatures Continued on the Following Page]

VFCC: Commitment: $115,000,000	VARIABLE FUNDING CAPITAL CORPORATION By: Wachovia Capital Markets, LLC, as attorney-in-fact
By: /s/ Douglas R. Wilson, SR. Name: Douglas R. Wilson, SR. Title: Vice President
Variable Funding Capital Corporation
c/o Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Raj Shah
Facsimile No.: (704) 383–4012
Confirmation No.: (704) 383–9343

With respect to notices required pursuant to Section 13.2 of the Agreement, a copy of notices sent to VFCC shall be sent to:

Lord Securities Corp.
2 Wall Street, 19th Floor
New York, New York 10005
Attention: Vice President
Facsimile No.: (212) 346–9012
Confirmation No.: (212) 346-9008

THE ADMINISTRATIVE AGENT AND THE PURCHASER AGENT:	WACHOVIA CAPITAL MARKETS, LLC
By: /s/ Russell C. Albers
Name: Russell C. Albers
Title: Director
Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Raj Shah
Facsimile No.: (704) 383–4012
Confirmation No.: (704) 383-9343

[Signatures Continued on the Following Page]

THE BACKUP SERVICER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as Backup Servicer
By: /s/ Jeanine C. Casey Name: Jeanine C. Casey Title: Corporate Trust Officer
Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
MAC N9311–161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile No.: (612) 667–3539
Confirmation No.: (612) 667–8058
THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely as Collateral Custodian
By: /s/ Jeanine C. Casey Name: Jeanine C. Casey Title: Corporate Trust Officer
Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
MAC N9311–161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile No.: (612) 667–3539
Confirmation No.: (612) 667–8058

HEDGE COUNTERPARTY:	WACHOVIA BANK, NATIONAL ASSOCIATION
By: /s/ Paul A. Burkhart Name: Paul A. Burkhart Title: Vice President
Wachovia Bank, National Association One Wachovia Center, Mail Code: NC0610 Charlotte, North Carolina 28288 Attention: Raj Shah Facsimile No.: (704) 383–4012 Confirmation No.: (704) 374–4230
with a copy to:
Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: NC0610 Charlotte, North Carolina 28288 Attention: Bill Shirley Facsimile No.: (704) 374–3254